Exhibit 24.1


                               POWER OF ATTORNEY

     WITNESSETH, that each of the undersigned directors of SOUTHERN BANCSHARES (N.C.), INC. ("BancShares"), a Delaware corporation, by his or her execution hereof, hereby constitutes and appoints JOHN C. PEGRAM, JR. and DAVID A. BEAN, and each of them, as his true and lawful attorneys-in-fact and agents, for him or her, and in his or her name, place and stead, to execute and sign the Registration Statement on Form S-1 to be filed by BancShares and Southern Capital Trust I (the "Issuer Trust") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, with respect to the Issuer Trust's Capital Securities, BancShares' Junior Subordinated Debentures, and BancShares' Guarantee of the Capital Securities, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement, and file all of the same, together with all exhibits and schedules thereto and all other documents in connection therewith, with the Commission and with such state securities authorities as may be appropriate, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifying and confirming all the acts of said attorneys-in-fact and agents, or any of them, which they may lawfully do in the premises or cause to be done by virtue hereof.



                Signature                    Title         Date
----------------------------------------  ---------- ----------------
  /s/  BYNUM R. BROWN                     Director   April 15, 1998
  ----------------------------------
       Bynum R. Brown

  /s/  WILLIAM H. BRYAN                   Director   April 15, 1998
  ----------------------------------
       William H. Bryan

  /s/  D. HUGH CARLTON                    Director   April 15 , 1998
  ----------------------------------
       D. Hugh Carlton

  /s/  ROBERT J. CARROLL                  Director   April 15, 1998
  ----------------------------------
       Robert J. Carroll

  /s/  HOPE H. CONNELL                    Director   April 15, 1998
  ----------------------------------
       Hope H. Connell

  /s/  J. EDWIN DREW                      Director   April 15, 1998
  ----------------------------------
       J. Edwin Drew

  /s/  MOSES B. GILLAM, JR.               Director   April 15, 1998
  ----------------------------------
       Moses B. Gillam, Jr.

  /s/  LEROY C. HAND, JR.                 Director   April 15, 1998
  ----------------------------------
       Leroy C. Hand, Jr.

  /s/  FRANK B. HOLDING                   Director   April 15, 1998
  ----------------------------------
       Frank B. Holding

  /s/  M. J. MCSORLEY                     Director   April 15, 1998
  ----------------------------------
       M. J. McSorley

  /s/  W. B. MIDYETTE, JR.                Director   April 20, 1998
  ----------------------------------
       W. B. Midyette, Jr.

                Signature                    Title         Date
----------------------------------------  ---------- ---------------
  /s/  W. HUNTER MORGAN                   Director   April 15, 1998
  ----------------------------------
       W. Hunter Morgan

  /s/  JOHN C. PEGRAM, JR.                Director   April 15, 1998
  ----------------------------------
       John C. Pegram, Jr.

  /s/  CHARLES I. PIERCE                  Director   April 15, 1998
  ----------------------------------
       Charles I. Pierce

  /s/  W. A. POTTS                        Director   April 15, 1998
  ----------------------------------
       W. A. Potts

  /s/  CHARLES L. REVELLE, JR.            Director   April 15, 1998
  ----------------------------------
       Charles L. Revelle, Jr.

  /s/  CHARLES O. SYKES                   Director   April 15, 1998
  ----------------------------------
       Charles O. Sykes

  /s/  JOHN N. WALKER                     Director   April 15, 1998
  ----------------------------------
       John N. Walker

  /s/  R. S. WILLIAMS                     Chairman   April 15, 1998
  ----------------------------------
       R. S. Williams